CAPITAL LEASES	12 Months Ended
Dec. 31, 2015
CAPITAL LEASES [Abstract]
CAPITAL LEASES
20.	CAPITAL LEASES

During 2014, HQG entered into a manufacturing agreement with a supplier which provides inter alia for the use of specific equipment for the Group's purposes. As a result, the risks and rewards of ownership are transferred to Q CELLS. Accordingly, the payments to the supplier attributable to the assets are treated as capital lease payments in the Group's consolidated financial statements.

Lease payments include minimum lease payments plus contingent payments if the Group fails to purchase the minimum delivery volume. No contingent payables incurred for the year ended December 31, 2014 and 2015.

The capital leases were terminated during the year ended December 31, 2015 (Note 9).